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                                                                    EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Oncormed, Inc.'s previously filed Registration Statements File No. 33-80613, File No. 33-86066 and File No 333-48665.





                                                             ARTHUR ANDERSEN LLP


Washington, D.C.
March 26, 1998





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